Exhibit 10.3

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

(AMENDED AND RESTATED AS OF DECEMBER 22, 2011)

This Amended and Restated Right of First Refusal and Co-Sale Agreement (this “Agreement”) is made as of December 22, 2011 by and among Acceleron Pharma Inc., a Delaware corporation (the “Corporation”), the parties listed on Exhibit A hereto (the “Investors”), the persons listed as Founders on the signature pages hereto (the “Founders”) and the persons listed as Other Company Stockholders on the signature pages hereto (the “Other Company Stockholders” (the Founders and Other Company Stockholders are individually referred to herein as a “Company Stockholder” and, collectively, the “Company Stockholders”)).

WHEREAS, the Corporation, the Founders, and certain of the Investors (the “Existing Investors”) are parties to that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated June 10, 2010 (the “Prior Agreement”).

WHEREAS, the Existing Investors executing signature pages hereto hold at least two-thirds in voting power of the outstanding shares of Preferred Stock (as such capitalized term is defined in the Original Agreement) and Common Stock issued upon conversion of Preferred Stock and therefore may validly join with the Corporation to amend the terms of the Prior Agreement pursuant to Section 13 thereof.

WHEREAS, in connection with the sale by the Corporation of Series F Convertible Preferred Stock to certain of the Investors as of the date hereof, the Existing Investors and the Corporation desire to amend and restate the Prior Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter set forth, the parties hereby agree as follows:

1.              Definitions.  As used in this Agreement, the following terms shall have the following meanings:

(a)                                 “Common Stock” shall mean the Corporation’s Common Stock, $.001 par value per share.

(b)                                 “Convertible Securities” shall mean any evidences of indebtedness, shares of capital stock or other securities directly or indirectly convertible into or exchangeable for Common Stock, including without limitation the Preferred Stock.

(c)                                  “Electing Right Holder” shall have the meaning set forth in Section 4(e).

(d)                                 “Investor Sale Option Period” shall have the meaning set forth in Section 5(a).

(e)                                  “Notice” shall have the meaning set forth in Section 3.

(f)                                   “Offered Shares” shall have the meaning set forth in Section 3.

(g)                                  “Options” shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(h)                                 “Participating Investor” shall have the meaning set forth in Section 5(a).

(i)                                     “Preferred Stock” shall mean the Corporation’s Series A Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series B Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series C Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series C-1 Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series D Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series D-1 Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series E Convertible Preferred Stock, par value $.001 per share, and the Corporation’s Series F Convertible Preferred Stock, par value $.001 per share.

(j)                                    “Proportionate Percentage” shall mean with respect to each Electing Right Holder a fraction, the numerator of which shall be the amount of shares of Stock owned by such Electing Right Holder and the denominator of which shall be the total amount of shares of Stock owned by all Electing Right Holders, in each case on a common-equivalent basis.

(k)                                 “Proposed Transferee” shall have the meaning set forth in Section 3.

(l)                                     “Put Notice” shall have the meaning set forth in Section 8.

(m)                             “Qualified Public Offering” shall mean a firm commitment underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Corporation that results in an automatic conversion of all outstanding shares of Preferred Stock.

(n)                                 “Remaining Shares” shall have the meaning set forth in Section 4(b).

(o)                                 “Right Holder” shall mean each Investor, other than the Selling Stockholder.

(p)                                 “Right Holder Notice” shall have the meaning set forth in Section 4(b).

(q)                                 “Right Holder Purchase Option Period” shall have the meaning set forth in Section 4(e).

(r)                                    “Securities Act” shall mean the Securities Act of 1933, as amended.

(s)                                   “Selling Stockholder” shall have the meaning set forth in Section 3.

(t)                                    “Shares” shall mean and include all shares of Stock now owned or hereafter acquired by any Company Stockholder or Investor and all other securities of the Corporation which may be issued in exchange for or in respect of such shares of Stock (whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization or any other means).

(u)                                 “Stock” shall mean and include all shares of Common Stock, Convertible Securities, Options and all other securities of the Corporation which may be issued in exchange for or in respect of shares of Common Stock, Convertible Securities or Options (whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization, or any other means).

2.              Prohibited Transfers.  No Investor or Company Stockholder shall sell or otherwise transfer, by gift or otherwise, all or any part of its Shares except in compliance with the terms of this Agreement.

3.              Offer of Sale; Notice of Proposed Sale or Transfer.  If any Investor or any Company Stockholder desires to sell or otherwise transfer any of its Shares, or any interest therein, whether voluntarily or by operation of law (any such Investor or any Company Stockholder, a “Selling Stockholder”), such Selling Stockholder shall first deliver written notice of his desire to do so (the “Notice”) to the Corporation and each of the Right Holders.  The Notice must specify:  (i) the name and address of the party to which the Selling Stockholder proposes to sell or otherwise transfer the Shares or an interest in the Shares (the “Proposed Transferee”), (ii) the number of Shares the Selling Stockholder proposes to sell or otherwise transfer (the “Offered Shares”), (iii) the consideration per Share to be delivered to the Selling Stockholder for the proposed sale or transfer, and (iv) all other material terms and conditions of the proposed transaction, which must be bona fide.

4.              Corporation’s and Right Holders’ Option to Purchase.

(a)                                 Except as set forth in Section 6 of this Agreement, the Corporation shall have the first option to purchase all or any portion of the Offered Shares proposed to be sold or transferred by any Selling Stockholder, such option to be exercisable within thirty (30) days of receipt of the Corporation’s receipt of the Notice by acceptance of all of the terms of the Notice.

(b)                                 If the Corporation does not desire to purchase all of the Offered Shares of any Selling Stockholder, it shall promptly give written notice of that fact to the Right Holders, and the Selling Stockholder (the “Right Holder Notice”).  The Right Holder Notice shall specify the number of Offered Shares that the Corporation has elected not to purchase (the “Remaining Shares”).

(c)                                  If the Corporation duly exercises its option to purchase all or part of the Offered Shares, the closing of such purchase shall take place at the offices of the Corporation on the later of (i) the date five days after the expiration of such 30-day period or (ii) the date that the Right Holders consummate their purchase of Remaining Shares.

(d)                                 To the extent that the consideration proposed to be paid by the Proposed Transferee for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Corporation and/or the Right Holders exercising their options under this Section 4 may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Stockholder and the Corporation and/or the Right Holders acquiring such Offered Shares.

(e)                                  Except as set forth in Section 6, each Right Holder shall have an option, exercisable for a period of fifteen (15) business days from the date of delivery of the Right Holder Notice (the “Right Holder Purchase Option Period”) by delivery of written notice to the Corporation and the Selling Stockholder, to purchase all or any portion of the Remaining Shares on the same terms that were available to the Corporation, except that the date for the closing of such purchases by the Right Holders exercising such option (the “Electing Right Holders”), shall be as described herein.  In the event that the notices received from Electing Right Holders cover the purchase of more than the total number of Remaining Shares, the Remaining Shares shall be allocated among the Electing Right Holders in accordance with their Proportionate Percentages or as the Electing Right Holders may otherwise agree.

(f)                                   If options to purchase have been exercised by the Right Holders with respect to some but not all of the Remaining Shares, the Electing Right Holders shall have an additional option, for a period of five days next succeeding the expiration of such 15 business day period, to purchase all or any part of the balance of such Remaining Shares on the terms and conditions set forth in the Notice, which option shall be exercised by the delivery of written notice to the Corporation.  In the event there are two or more such Electing Right Holders that choose to exercise the last-mentioned option for a total number of Remaining Shares in excess of the number available, the Remaining Shares available for such Electing Right Holders’ options shall be allocated among the Electing Right Holders in accordance with their Proportionate Percentages or as such Electing Right Holders may otherwise agree.

(g)                                  If the options to purchase the Remaining Shares are exercised in full by the Right Holders, the Corporation shall immediately notify all of the exercising Right Holders of that fact.  The closing of the purchase of the Remaining Shares shall take place at the offices of the Corporation no later than fifteen (15) business days after the date of such notice to the Investors.

(h)                                 Notwithstanding anything to the contrary herein, neither the Corporation nor any of the Right Holders shall have the right to purchase any of the Offered Shares hereunder unless the Corporation and/or the Right Holders exercise their option or options to purchase all of the Offered Shares.  If the Corporation and the Electing Right Holders do not elect to purchase all of the Offered Shares, the Selling Stockholder shall be free, subject to Section 5, to sell or transfer all, but not less than all, of the Offered Shares to the Proposed Transferee pursuant to the terms set forth in the Notice; provided, however, that such sale or transfer shall be consummated within 30 days after receipt of the Right Holder Notice.

5.              Investors’ Right to Participate in Sales.

(a)                                 Except as set forth in Section 6 of this Agreement, and except with respect to sales of Shares by Selling Stockholders to the Corporation or the Electing Right Holders pursuant to Section 4 of this Agreement, each Investor (other than an Investor that is an Electing Right Holder) shall have an option, exercisable for a period of fifteen (15) business days from the date of expiration of the Right Holder Purchase Option Period (the “Investor Sale Option Period”), to elect to participate in the sale of Offered Shares by a Selling Stockholder and to sell, on the terms as set forth in the Notice including at the same price per share on a common-equivalent basis, up to an equivalent proportion of the shares of Stock owned by such Investor as the proposed sale of Offered Shares represents with respect to the Shares owned by the Selling Stockholder on the date of the Notice.  Such option shall be exercised by delivery of written notice to the Selling Stockholder.  Any Investor submitting such a notice is hereinafter referred to as a “Participating Investor.”

(b)                                 The Selling Stockholder shall use his best efforts to interest the Proposed Transferee in purchasing, in addition to the Offered Shares, the shares of Stock the Participating Investors wish to sell.  If the Proposed Transferee does not wish to purchase all of the shares of Stock made available by the Selling Stockholder and the Participating Investors, then each Participating Investor and the Selling Stockholder shall be entitled to sell, on the terms and conditions set forth in the Notice, at the same price per share on a common-equivalent basis, and at the same time as the sale of the Offered Shares by the Selling Stockholder, a portion of the shares of Stock being sold to the Proposed Transferee, in the same proportion as, (i) such Selling Stockholder’s ownership of Shares or such Participating Investor’s ownership of shares of Stock on a common-equivalent basis bears in each case to (ii) the aggregate amount of Shares owned by the Selling Stockholder and shares of Stock owned by the Participating Investors on a common-equivalent basis.  The transaction contemplated by the Notice, including the sale of shares of Stock by Participating Investors, shall be consummated not later than three (3) months after the giving of the Notice to the Corporation.

(c)                                  If the Participating Investors do not elect to sell the full amount of shares of Stock which they are entitled to sell pursuant to Subsection 5(b), the Selling Stockholder shall be entitled to sell to the Proposed Transferee, according to the terms set forth in the Notice, that number of his Offered Shares which equals the difference between the total number of Offered Shares and the number of shares of Stock the Participating Investors wish to sell, in each case on a common-equivalent basis.

(d)                                 If the Selling Stockholder wishes to sell or otherwise transfer any of his Shares to a party other than the Proposed Transferee, at a price per Share which differs from that set forth in the Notice, upon terms different from those previously offered to the Corporation and the Right Holders, or more than three months after the giving of the Notice to the Corporation, then, as a condition precedent to such transaction, the Selling Stockholder must first again comply with all of the provisions of Sections 3 through 5.

6.              Permitted Transfers.

(a)                                 Subject to the provisions of Section 6(b), the option to purchase described in Section 4 and the right to participate in sales described in Section 5 shall not apply to: (i) Shares to be sold to any Investor or Company Stockholder pursuant to this Agreement; (ii) any transfer of Shares by a Company Stockholder by gift or bequest or through inheritance to, or for the benefit of, the spouse or children of such Company Stockholder; (iii) any transfer of Shares by a Company Stockholder to a trust for the benefit solely of the spouse or children of such person; (iv) any transfer of Shares by a Company Stockholder to a limited partnership or limited liability company all partners or members of which are the Company Stockholder’s spouse or children; (v) any sale or transfer of Shares to the Corporation at a price that is less than or equal to the original purchase price of such Shares in connection with the termination of a Company Stockholder’s employment or consulting relationship with the Corporation pursuant to a stock restriction agreement between the Corporation and such person; (vi) distributions, sales or other transfers of Shares to Affiliates (as defined below) of an Investor; or (vii) any sale of Common Stock to underwriters and/or the public in connection with a registered public offering by the Corporation of its securities.  For purposes of this Agreement, an “Affiliate” of any person shall mean any general or limited partner of any such person that is a partnership, member of any such person that is a limited liability company or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such person, including any person or entity having the same investment manager or general partner as such person.

(b)                                 In the event of any transfer described in Section 6(a), the transferee of the Shares shall hold the Shares so acquired subject to all the restrictions imposed by this Agreement and shall be deemed an Investor or Company Stockholder, as the case may be, for all purposes hereof, and as a condition to such transfer, any such transferee shall, at the request of the Corporation or any Investor, execute and deliver a written instrument agreeing to be bound by the provisions of this Agreement.

7.              Stand-Off Agreement.  Each Founder, if requested by the Corporation and the managing underwriter of an offering by the Corporation of Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, shall agree not to sell publicly or otherwise transfer or dispose of any shares of Stock held by such Founder for a specified period of time (not to exceed 180 days) immediately following the effective date of such registration statement; provided, that:

(a)                                 such agreement shall apply only to the initial public offering of the Corporation’s securities; and

(b)                                 all persons who hold shares of Common Stock, or securities convertible into or exchangeable or exercisable for shares of Common Stock, which in aggregate represent one percent (1%) or more of the shares of Common Stock then outstanding (which 1% shall include all securities convertible into or exchangeable or exercisable for shares of Common Stock, on an as-converted, exchanged or exercised basis) (such person, a “1% Stockholder”), and all officers and directors of the Corporation, enter into similar agreements.

Any discretionary waiver or termination of the restrictions of such agreements (including this Agreement) by the Corporation or the managing underwriter (other than discretionary waivers or releases up to an amount of $50,000 due to financial hardship) shall apply to all persons subject to such agreements on a pro rata basis, based upon the number of shares held by such person subject to such agreements.

The stand-off agreement contained in this Section 7 is in addition to any other similar agreement that may exist between any Founder and the Corporation.

8.              Sale or Transfer in Violation of this Agreement.  If any sale or other transfer of Shares is made or attempted in violation of any provision of this Agreement, or if any Shares are not offered to the Corporation and the Right Holders as required hereby, the Corporation and the Right Holders shall have the right to purchase such Shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided.  In addition to any other legal or equitable remedies which it or they may have, the Corporation and the Right Holders may enforce their respective rights hereunder by actions for specific performance (to the extent permitted by law).  The Corporation shall not be required (i) to transfer on its books any Shares which have been sold or transferred in violation of any provision of this Agreement or (ii) to treat as the owner of such Shares, or to pay dividends to, any transferee to whom any such Shares have been so sold or transferred.  If any Investor or Company Stockholder becomes obligated to sell any Shares to the Corporation under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Corporation may, at its option, in addition to all other remedies it may have, send to such person or entity the original purchase price for such Shares and cancel on its books the certificate or certificates representing the Shares to be sold.  Thereafter, all of the rights of such person or entity in and to such Shares shall terminate.  Upon any sale or other transfer of Shares made in violation of Section 5, each Investor may, in addition to any other legal or equitable remedies which it may have, by delivery of written notice to the Selling Stockholder (a “Put Notice”) within fifteen (15) days after the later of (i) the closing of such transfer or (ii) the date on which such Investor becomes aware of such transfer or the terms thereof, require the Selling Stockholder to purchase from such Investor within seven (7) days after delivery of the Put Notice for cash or such other consideration as the Selling Stockholder received in such transfer that number of shares of Stock (of the same class, series or type as transferred in such transfer if such Investor then owns shares of such class, series or type; otherwise of Common Stock) that such Investor was entitled to sell in the closing of such transfer pursuant to Section 5.

9.              Disposition of Shares.  Any Shares that the Corporation elects to purchase hereunder may be disposed of by it in such manner as it deems appropriate with or without restrictions on the transfer thereof, and the Corporation may require their transfer to a nominee or designee as part of any purchase of the Shares from an Investor or Company Stockholder, as the case may be.

10.       Restrictive Legend; Transfers.

(a)                                 All certificates representing Shares which are subject to this Agreement shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required by the Corporation in connection with compliance with federal or state securities laws or otherwise:

“The shares of stock represented by this certificate are subject to restrictions on transfer and/or an option to purchase set forth in a Right of First Refusal and Co-Sale Agreement between the Corporation and the registered owner of the shares represented by this certificate (or his predecessor in interest).  The Corporation will furnish a copy of such agreement(s) to the holder of this certificate upon written request without charge.”

The Corporation shall cause such legend to be affixed to any of such certificates not so legended.

(b)                                 In order to ensure compliance with the restrictions referred to herein, each Investor and Company Stockholder agrees that the Corporation may issue appropriate “stop transfer” instructions.

(c)                                  No Shares shall be transferred unless such transfer is made in compliance with applicable federal and state securities laws.  The Corporation shall not be required (i) to transfer on its books any Shares that have been transferred in violation of any provision of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares have been so transferred.

11.       Termination.  The rights and obligations of the parties under Sections 2 through 6 and Section 10 shall terminate upon the closing of a Qualified Public Offering.

12.       Specific Enforcement.  Each signatory to this Agreement expressly agrees that a violation of this Agreement by such signatory could not be adequately compensated by money damages alone and that the Right Holders and the Corporation will be irreparably harmed if this Agreement is not specifically enforced.  Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Investor or Company Stockholder, the Right Holders and the Corporation shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

13.       Waiver, Modification and Termination.  This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of (i) the Corporation, (ii) Investors holding at least two-thirds in voting power of the then-outstanding shares of Preferred Stock, and Common Stock issued upon conversion of Preferred Stock, held by Investors and (iii) in the case of amendments or waivers that adversely affect the rights of the Company Stockholders hereunder in a manner in which the rights of Investors are not likewise adversely affected, Company Stockholders holding a majority in voting power of the then-outstanding shares of Stock held by Company Stockholders; provided, however, that no rights of any Investor or Company Stockholder hereunder shall, without its consent, be adversely affected by any such modification, amendment or waiver in any manner in which the rights of other Investors or Company Stockholders, as applicable, are not likewise adversely affected.

14.       Binding Effect; Assignment.  This Agreement shall be binding upon the parties hereto and their heirs, legal representatives, successors and assigns.  The rights and obligations of the Investors and Company Stockholders hereunder may not be assigned or delegated without the written consent of the Corporation; provided, however, that the Investors may assign their rights under this Agreement to their respective Affiliates without the consent of the Corporation.

15.       Notices.  All notices, requests, consents and other communications hereunder (“Notices”) to any party shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being duly sent by first class mail postage prepaid (other than in the case of Notices to or from any non-U.S. resident, which Notices must be sent in the manner specified in clause (a) or (c)), or (c) two days after being duly sent by DHL, Federal Express or other recognized express international courier service:

(a)                                 if to the Corporation, to:

Acceleron Pharma Inc.

128 Sidney Street

Cambridge, MA 02139

with a copy to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Attn: Marc Rubenstein

Fax: (617) 951-7050

(b)                                 if to the Investors, to their respective addresses set forth on Exhibit A of this Agreement.

(c)                                  if to the Founders, to their respective addresses set forth on the signature pages of this Agreement or to such Founder c/o the Corporation.

(d)                                 if to the Other Company Stockholders, to their respective addresses set forth on the signature pages of this Agreement or c/o the Corporation.

16.       Severability.  If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

17.       Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the substantive law of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

18.       Captions.  Captions are for convenience only and are not deemed to be part of this Agreement.

19.       Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.  Each such counterpart may contain one or more signature pages.  This Agreement may be executed by facsimile signatures.

20.       Entire Agreement.  This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter (except as expressly provided in Section 7).

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Right of First Refusal and Co-Sale Agreement as a contract under seal as of the date first above written.

ACCELERON PHARMA INC.

By:	/s/ John Knopf
John Knopf, Chief Executive Officer

FOUNDERS

/s/ John Knopf
John Knopf
Address:

Jasbir Seehra
Address:

Tom Maniatis
Address:

Mark Ptashne
Address:

Bruce Eisen
Address:

Wylie Vale
Address:

Signature Page to Right of First Refusal

OTHER COMPANY STOCKHOLDERS

/s/ Edwin M. Kania, Jr.
Edwin M. Kania, Jr.
Address:	c/o Flagship Ventures
One Memorial Drive, 7th Floor
Cambridge, MA 02142

/s/ Noubar B. Afeyan
Noubar B. Afeyan
Address:	c/o Flagship Ventures
One Memorial Drive, 7th Floor
Cambridge, MA 02142

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

POLARIS VENTURE PARTNERS IV, L.P.

BY: POLARIS VENTURE MANAGEMENT CO. IV, L.L.C.
ITS GENERAL PARTNER

POLARIS VENTURE PARTNERS
ENTREPRENEURS’ FUND IV, L.P.

BY: POLARIS VENTURE MANAGEMENT CO. IV L.L.C.
ITS GENERAL PARTNER

	By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

VENROCK PARTNERS, L.P.,

by its General Partner, Venrock Partners
Management, LLC

VENROCK ASSOCIATES IV, L.P.,

by its General Partner, Venrock Management IV, LLC

VENROCK ENTREPRENEURS FUND IV, L.P.,

by its General Partner, VEF Management IV, LLC

By:	/s/ Authorized Signatory
Name:
Title:

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

ADVANCED TECHNOLOGY VENTURES VII, L.P.		ADVANCED TECHNOLOGY VENTURES VII(C), L.P.
By:	ATV Associates VII, L.L.C.	By:	ATV Associates VII, L.L.C.
	Its General Partner		Its General Partner

By:	/s/ Jean George	By:	/s/ Jean George
Name: Jean George		Name: Jean George
Title: Managing Director		Title: Managing Director

ADVANCED TECHNOLOGY VENTURES VI, L.P.		ATV ALLIANCE 2003, L.P.
By:	ATV Associates VI, L.L.C.	By:	ATV Alliance Associates, L.L.C.
	Its General Partner		Its General Partner

By:	/s/ Jean George	By:	/s/ Jean George
Name: Jean George		Name: Jean George
Title: Managing Director		Title: Managing Director

ADVANCED TECHNOLOGY VENTURES VII(B), L.P.		ATV ENTREPRENEURS VI, L.P.
By:	ATV Associates VII, L.L.C.	By:	ATV Associates VI, L.L.C.
	Its General Partner		Its General Partner

By:	/s/ Jean George	By:	/s/ Jean George
Name: Jean George		Name: Jean George
Title: Managing Director		Title: Managing Director

ATV ENTREPRENEURS VII, L.P.
By:	ATV Associates VII, L.L.C.
Its General Partner

By:	/s/ Jean George
Name: Jean George
Title: Managing Director

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

CELGENE CORPORATION

By:	/s/ Perry Karsen
Name:	Perry Karsen
Title:	Chief Operating Officer

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

ORBIMED PRIVATE INVESTMENTS II, LP		ORBIMED PRIVATE INVESTMENTS II (QP), LP
By:	Orbimed Capital GP II LLC	By:	Orbimed Capital GP II LLC
	its General Partner		its General Partner

By:	/s/ Carl Gordon	By:	/s/ Carl Gordon
Name: Carl Gordon		Name: Carl Gordon
Title: Member		Title: Member

ORBIMED PRIVATE INVESTMENTS II, LP
By:	Orbimed Capital GP II LLC
its General Partner
By:	/s/ Carl Gordon
Name: Carl Gordon
Title: Member

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P.; AGTC ADVISORS FUND, L.P.

Each by: AGTC Partners, L.P., its General Partner

By: NewcoGen Group Inc., its General Partner

By:	/s/ Noubar B Afeyan
Name:	Noubar B Afeyan
Title:	President

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

BESSEMER VENTURE PARTNERS VII L.P.,
BESSEMER VENTURE PARTNERS VII
INSTITUTIONAL L.P.

By: Deer VII & Co. L.P., their General Partner
By: Deer VII & Co. Ltd., its General Partner

By:	/s/ J. Edmund Colloton
Name:	J. Edmund Colloton
Title:	Director

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

ALKERMES, INC.

By:	/s/ Michael Landine
Name:	Michael Landine
Title:	Senior Vice President

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP		DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98
By:	Sutter Hill Ventures, L.L.C.	By Robert Yin Under Power of Attorney
its General Partner
		By:	/s/ Robert Yin
By:	/s/ Jeffrey W. Bird	David L. Anderson, Trustee
Name: Jeffrey W. Bird
Title: Managing Director

ANVEST, L.P.		G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03
By Robert Yin Under Power of Attorney

By:	/s/ Robert Yin	By Robert Yin Under Power of Attorney
David L. Anderson, Trustee of The Anderson Living Trust U/A/D 1/22/98, General Partner		By:	/s/ Robert Yin
G. Leonard Baker, Jr., Trustee

SAUNDERS HOLDINGS, L.P.		YOVEST, L.P.
By Robert Yin Under Power of Attorney		By Robert Yin Under Power of Attorney

By:	/s/ Robert Yin	By:	/s/ Robert Yin
G. Leonard Baker, Jr., Trustee of the Baker Revocable Trust U/A/D 2/3/03, General Partner		William H. Younger, Jr., Trustee of The William H. Younger, Jr. Revocable Trust U/A/D 8/5/09, General Partner

WILLIAM H. YOUNGER, JR. TRUSTEE, THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009		DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04
By Robert Yin Under Power of Attorney		By Robert Yin Under Power of Attorney

By:	/s/ Robert Yin	By:	/s/ Robert Yin
William H. Younger, Jr., Trustee

ROOSTER PARTNERS, LP		GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99
By Robert Yin Under Power of Attorney
By:	/s/ Robert Yin	By Robert Yin Under Power of Attorney
Tench Coxe, Trustee of The Coxe Revocable Trust U/A/D 4/23/98, General Partner		By:	/s/ Robert Yin
Gregory P. Sands, Trustee

Signature Page to Right of First Refusal

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000		TALLACK PARTNERS, L.P. By Robert Yin Under Power of Attorney
By Robert Yin Under Power of Attorney
		By:	/s/ Robert Yin
By:	/s/ Robert Yin	James C. Gaither, Trustee of The Gaither Revocable Trust U/A/D 9/28/2000, General Partner
James C. Gaither, Trustee

By Robert Yin Under Power of Attorney		RONALD D. BERNAL AND PAMELA M. BERNAL AS TRUSTEES OF THE BERNAL FAMILY TRUST U/D/T 11/3/1995
By:	/s/ Robert Yin	By Robert Yin Under Power of Attorney
James C. Gaither
		By:	/s/ Robert Yin

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97		JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00
By Robert Yin Under Power of Attorney		By Robert Yin Under Power of Attorney

By:	/s/ Robert Yin	By:	/s/ Robert Yin
James N. White, Trustee		Jeffrey W. Bird, Trustee

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST By Robert Yin Under Power of Attorney		MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06
By Robert Yin Under Power of Attorney
By:	/s/ Robert Yin
Andrew T. Sheehan, Trustee		By:	/s/ Robert Yin
Michael L. Speiser, Trustee

MICHAEL L. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12.22.94		PATRICK ANDREW CHEN AND YU-YING CHIU CHEN AS TRUSTEES OF PATRICK AND YING CHEN 2001 LIVING TRUST DATED 3/17/01
By Robert Yin Under Power of Attorney		By Robert Yin Under Power of Attorney

By:	/s/ Robert Yin	By:	/s/ Robert Yin

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98
By Robert Yin Under Power of Attorney

By:	/s/ Robert Yin
Tench Coxe, Trustee

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sheryl W. Casella	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sheryl W. Hossack
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Gregory P. Sands	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Ronald D. Bernal	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne M. Brown (Rollover)
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr.
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover)	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw (Rollover)	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Andrew T. Sheehan
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Narr	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post)	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Pre)
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Rollover)	Wells Fargo Bank, N.A. FBO James N. White Roth IRA
Wells Fargo Bank, N.A. FBO Jeffrey W. Bird Roth IRA	Wells Fargo Bank, N.A. FBO Gregory P. Sands Roth IRA
Wells Fargo Bank, N.A. FBO David E. Sweet Roth IRA

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

QVT FUND LP,		QUINTESSENCE FUND LP,

BY: ITS GENERAL PARTNER, QVT ASSOCIATES GP LLC		BY: ITS GENERAL PARTNER, QVT ASSOCIATES GP LLC

By:	/s/ Keith S. Manchester	By:	/s/ Keith S. Manchester
Name: Keith S. Manchester		Name: Keith S. Manchester
Title: Portfolio Manager		Title: Portfolio Manager

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

AVALON VENTURES VI, LP		AVALON VENTURES VI, GP FUND, LLC

By:	/s/ Douglas Downs	By:	/s/ Douglas Downs
Name: Douglas Downs		Name: Douglas Downs
Title: Authorized Signer & CFO		Title: Authorized Signer & CFO

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

MIDCAP FINANCIAL, LLLC,
a Delaware limited liability company

By:	/s/ Luis Viera
Name:	Luis Viera
Title:	Managing Director

Signature Page to Right of First Refusal

ACCELERON PHARMA INC.

Amended and Restated Right of First Refusal and Co-Sale Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 22, 2011, by and among Acceleron Pharma Inc. and the parties named therein (the “Right of First Refusal and Co-Sale Agreement”), (ii) that it is a party to the Right of First Refusal and Co-Sale Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Right of First Refusal and Co-Sale Agreement.

EXECUTED this 22nd day of December, 2011.

HERCULES TECHNOLOGY II, L.P.

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

Signature Page to Right of First Refusal

Exhibit A

Investors

Investor	Address
Bessemer Venture Partners VII L.P.	c/o Bessemer Venture Partners 1865 Palmer Avenue, Suite 104 Larchmont, NY 10538
Bessemer Venture Partners VII Institutional L.P.	c/o Bessemer Venture Partners 1865 Palmer Avenue, Suite 104 Larchmont, NY 10538
Polaris Venture Partners IV, L.P.	1000 Winter Street, Suite 3350 Waltham, MA 02451
Polaris Venture Partners Entrepreneurs’ Fund IV, L.P.	1000 Winter Street, Suite 3350 Waltham, MA 02451
OrbiMed Private Investments II LP	OrbiMed Advisors, LLC Attn: Carl Gordon 767 Third Avenue 30th Floor New York, NY 10017
OrbiMed Private Investments II (QP), LP	OrbiMed Advisors, LLC Attn: Carl Gordon 767 Third Avenue 30th Floor New York, NY 10017
UBS Juniper Crossover Fund, LLC	OrbiMed Advisors, LLC Attn: Carl Gordon 767 Third Avenue 30th Floor New York, NY 10017
Advanced Technology Ventures VII, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Advanced Technology Ventures VII (B), LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Advanced Technology Ventures VII (C), LP	500 Boylston Street, Suite 1380 Boston, MA 02116
ATV Entrepreneurs VII, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Advanced Technology Ventures VI, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
ATV Entrepreneurs VI, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Applied Genomic Technology Capital Fund, L.P.	One Memorial Drive, 7th Floor Cambridge, MA 02142
AGTC Advisors Fund, L.P.	One Memorial Drive, 7th Floor Cambridge, MA 02142
Venrock Partners, L.P.	530 Fifth Avenue, 22nd Floor New York, NY 10036
Venrock Associates IV, L.P.	530 Fifth Avenue, 22nd Floor New York, NY 10036

Venrock Entrepreneurs Fund IV, L.P.	530 Fifth Avenue, 22nd Floor New York, NY 10036
Sutter Hill Ventures, A California Limited Partnership	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
David L. Anderson, Trustee of The Anderson Living Trust U/A/D 1/22/98	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Anvest, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of The Baker Revocable Trust U/A/D 2/3/03	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Saunders Holdings, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Yovest, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Rooster Partners, LP	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement Dated 2/24/99	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
James C. Gaither	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
James C. Gaither, Trustee of The Gaither Revocable Trust U/A/D 9/28/2000	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Tallack Partners, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
James N. White and Patricia A. O’Brien as Trustees of The White Family Trust U/A/D 4/3/97	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. and Christina R. Bird Trust Agreement Dated 10/31/00	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Ronald D. Bernal and Pamela M. Bernal as Trustees of The Bernal Family Trust U/D/T 11/3/1995	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Andrew T. Sheehan and Nicole J. Sheehan as Trustees of Sheehan 2003 Trust	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Michael I. Naar and Diane J. Naar as Trustees of Naar Family Trust U/A/D 12.22.94	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Patrick Andrew Chen and Yu-Ying Chiu Chen as Trustees of Patrick and Ying Chen 2001 Living Trust Dated 3/17/01	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005

Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust U/A/D 4/23/98	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
William H. Younger, Jr. Trustee, The William H. Younger, Jr., Revocable Trust U/A/D 8/5/2009	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Michael L. Speiser and Mary Elizabeth Speiser, Co-Trustees of Speiser Trust Agreement Dated 7/19/06	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
David E. Sweet and Robin T. Sweet, as Trustees of the David and Robin Sweet Living Trust, dated 7/6/04	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Casella	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr.	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Andrew T. Sheehan	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Pre)	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post)	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Ronald D. Bernal	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Hossack	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne M. Brown	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank N.A. FBO James N. White Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883800 P.O. Box 1450 Minneapolis, MN 55485-759
Wells Fargo Bank N.A. FBO Jeffrey W. Bird Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883700 P.O. Box 1450 Minneapolis, MN 55485-759
Wells Fargo Bank N.A. FBO Gregory P. Sands Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883300 P.O. Box 1450 Minneapolis, MN 55485-759
Wells Fargo Bank N.A. FBO David E. Sweet Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883400 P.O. Box 1450 Minneapolis, MN 55485-7595
MPM BioEquities Master Fund LP	The John Hancock Tower 200 Clarendon Street, 54th floor Boston, MA 02116
QVT Fund LP	c/o QVT Financial LP 1177 Avenue of the Americas 9th Floor New York, NY 10036
Quintessence Fund L.P.	c/o QVT Financial LP 1177 Avenue of the Americas 9th Floor New York, NY 10036

Hercules Technology II, L.P.	400 Hamilton Ave, Suite 310 Palo Alto, CA 94301
Avalon Ventures VI, LP	1134 Kline St La Jolla, CA 92037
Avalon Ventures VI, GP Fund, LLC	1134 Kline St La Jolla, CA 92037
Wylie Vale	1643 Valdes Drive La Jolla, CA 92037
Tom Maniatis	2828 Broadway Apartment 7E New York, NY 10025
Peter Crisp	103 Horseshoe Rd. Mill Neck, NY 11765-1005
Mark Ptashne	9 East 79th St. New York, NY 10075
David Shaw	542 Black Point Rd.. Scarborough, ME 04074
David Molowa	1030 Wychwood Road Westfield, NJ 07090
The Konrad Hans von Emster III and Elizabeth F. von Emster Revocable Trust Dated January 18, 2005	1647 Ralston Ave Belmont, CA 94002
Paul Walker	15 Cervantes Blvd, #306 San Francisco, CA 94123
Vaughn Kailian	1100 Fitzpatrick Lane, PO Box 70 Bodega, CA 94922
Leon Smith	39 Holton Lane Essex Fells, NJ 07021
Michael Kassen 2003 GRAT	c/o Michael M. Kassen 315 North Avenue Westport, CT 06880
Next Chapter Holdings LP	c/o Mark R. Pattis 600 Central Avenue, Suite 205-210 Highland Park, IL 80035
Ropart Investments LLC	Attn: Peter Cawley One East Weaver Street Greenwich, CT 06831
UM Multi-Strategy Fund	c/o Cadogen Management LLC Attn: Kyle Pickens 149 Fifth Avenue, 15th Floor New York, NY 10010
Victor Dzau	4006 Dover Road Durham, NC 27707
Valinco Investments Limited	c/o Denlow Private Trustco Limited 29 Middle Road Devonshire DV 06 Bermuda
DGAM Alternative Strategy Fund LP	Desjardins Global Asset Management Attn: Florent Salmon 1 Complexe Desjardins, South Tower, 25th Floor Montreal, QC H5B 1B3 Canada

DGAM Alternative Strategy Fund II SPC CELL A	Desjardins Global Asset Management Attn: Florent Salmon 1 Complexe Desjardins, South Tower, 25th Floor Montreal, QC H5B 1B3 Canada
Citco Global Custody (NA) N.V. as custodian for Absolutissimo-Cadogan	Attn: Chantel Winkel Schottegatweg Oost 44 Curacao Netherlands Antilles
Alkermes, Inc.	852 Winter Street Waltham, MA 02451
Celgene Corporation	86 Morris Avenue Summit, NJ 07901
MidCap Financial, LLC	7735 Old Georgetown Road Suite 400 Bethesda, MD 20814 Attn: Bob Goodridge